EXHIBIT 99.1

FOR IMMEDIATE RELEASE Investors & Media:
Julie D. Dewey Sr. Vice President, Chief Communications Officer Wright Medical Group N.V. (901) 290-5817 julie.dewey@wright.com

Wright Medical Group N.V. Announces Definitive Agreement to be Acquired by Stryker

Purchase Price of $30.75 Per Share in Cash; Total Enterprise Value of Approximately $5.4 Billion and Total Equity Value of Approximately $4.7 Billion

Proposed Acquisition Brings Together Highly Complementary Product Portfolios and Customer Base

AMSTERDAM, The Netherlands – November 4, 2019 – Wright Medical Group N.V. (NASDAQ: WMGI) today announced that it has entered into a definitive agreement under which Stryker (NYSE: SYK) will acquire all of the issued and outstanding ordinary shares of Wright Medical Group N.V. for a total equity value of approximately $4.7 billion, including the value of Wright’s outstanding convertible notes, and total enterprise value of approximately $5.4 billion.

Under the terms of the agreement, Stryker will commence a tender offer for all outstanding ordinary shares of Wright for $30.75 per share, in cash. The boards of directors of both Stryker and Wright have approved the transaction. The closing of the transaction is subject to receipt of applicable regulatory approvals, the adoption of certain resolutions relating to the transaction at an extraordinary general meeting of Wright’s shareholders, completion of the tender offer and other customary closing conditions.

The offer of $30.75 per share in cash represents a premium of 52% over the volume-weighted average closing price of Wright ordinary shares over the thirty calendar days ended October 31, 2019, the last trading day prior to speculation that Wright was exploring a sale of the company. The acquisition is expected to close in the second half of 2020.

Robert Palmisano, president and chief executive officer of Wright, said, “We believe this transaction will provide truly unique opportunities and will create significant value for our shareholders, customers and employees. By merging our complementary strengths and collective resources, we will be able to advance our broad platform of extremities and biologics technologies with one of the world’s leading medical technology companies that shares our vision of delivering breakthrough and innovative solutions to improve patient outcomes. In addition, our employees will be afforded the opportunity to be part of one of the world’s best workplaces with greater depth of resources for sustained success in our industry. We look forward to working with Stryker to complete the transaction. Our board of directors believes this acquisition is in the best interests of our shareholders, employees and other stakeholders and has unanimously voted to recommend that Wright shareholders vote in favor of it.”

Kevin Lobo, chairman and chief executive officer of Stryker, said, “This acquisition enhances our global market position in trauma & extremities, providing significant opportunities to advance innovation, improve outcomes and reach more patients. Wright has built a successful business and we look forward to welcoming their team to Stryker.”

Wright brings a highly complementary product portfolio and customer base to Stryker’s trauma and extremities business. With global sales approaching $1 billion, Wright is a recognized leader in the upper extremities (shoulder, elbow, wrist and hand), lower extremities (foot and ankle) and biologics markets, which are among the fastest growing segments in orthopaedics.

Wright’s leading upper extremity portfolio and advanced preoperative planning technology will significantly add to Stryker’s offering. Additionally, Wright’s lower extremity and biologics will complement Stryker’s portfolio and strengthen the company’s position in this high-growth segment.

For further information regarding certain terms and conditions contained in the definitive purchase agreement, please see Wright Medical’s Current Report on Form 8-K, which will be filed in connection with this transaction.

An investor presentation is available at www.wright.com in the “Investor Relations” section.

Wright Medical Third Quarter 2019 Results

Wright Medical plans to file its third quarter 2019 Form 10-Q with the U.S. Securities and Exchange Commission prior to the filing deadline, which is November 8, 2019. Due to the pending transaction with Stryker, Wright will no longer issue a press release for its third quarter 2019 results, and Wright’s quarterly conference call, previously scheduled for Wednesday, November 6, 2019, has been cancelled. In connection with this announcement, the company is also suspending its 2019 annual financial guidance.

Advisors

In connection with the transaction, Guggenheim Securities is serving as lead financial advisor and J.P. Morgan Securities LLC is acting as financial advisor to Wright Medical. Ropes & Gray LLP is serving as legal counsel to Wright Medical.

Internet Posting of Information

Wright routinely posts information that may be important to investors in the “Investor Relations” section of its website at www.wright.com. The company encourages investors and potential investors to consult the Wright website regularly for important information about Wright.

About Wright Medical Group N.V.

Wright Medical Group N.V. is a global medical device company focused on extremities and biologics products. The company is committed to delivering innovative, value-added solutions improving quality of life for patients worldwide and is a recognized leader of surgical solutions for the upper extremity (shoulder, elbow, wrist and hand), lower extremity (foot and ankle) and biologics markets, three of the fastest growing segments in orthopedics. For more information about Wright, visit www.wright.com.

Cautionary Note Regarding Forward-Looking Statements

This communication includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the Company and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for the Company’s business; the commercial success of the Company’s products, including the ability to achieve wide market acceptance of the Company’s products due to clinical, regulatory, cost reimbursement and other issues; filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and other proposed transactions; uncertainties as to how many of the Company’s shareholders will tender their shares in the offer or approve the resolutions to be solicited at the extraordinary general meeting (the “EGM”); the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the effects of the proposed transaction (or the announcement thereof) on relationships with associates, customers, other business partners or governmental entities; transaction costs; the risk that the proposed transaction will divert management’s attention from the Company’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; risks associated with litigation; and other risks and uncertainties detailed from time to time in documents filed with the Securities and Exchange Commission (the “SEC”) by the Company, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, as well as the Schedule 14D-9, proxy statement and other documents to be filed by the Company. All forward-looking statements are based on information currently available to the Company, and the Company assumes no obligation to update any forward-looking statements.

Additional Information and Where to Find It

The tender offer for Wright’s outstanding ordinary shares referenced herein has not yet commenced. This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Stryker will file with the SEC a Tender Offer Statement on Schedule TO, and Wright will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Wright also intends to file with the SEC a proxy statement in connection with the EGM, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the EGM. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Stryker will be available free of charge on Stryker’s website, www.stryker.com, or by contacting Stryker’s investor relations department at katherine.owen@stryker.com. Copies of the documents filed with the SEC by Wright will be available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com. In addition, Wright shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Wright, its directors and executive officers and other members of its management and employees, as well as Stryker and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Wright’s shareholders in connection with the EGM Proposals. Information about Wright’s directors and executive officers and their ownership of Wright’s ordinary shares is set forth in the proxy statement for Wright’s 2019 annual general meeting of shareholders, which was filed with the SEC on May 17, 2019. Information about Stryker’s directors and executive officers is set forth in the proxy statement for Stryker’s 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Wright’s directors and executive officers in the transaction, which may be different than those of Wright’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

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